UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 30, 2005

RUBY TUESDAY, INC.
(Exact Name of Registrant as Specified in Charter)

Georgia	1-12454	63-0475239
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 West Church Avenue Maryville, Tennessee 37801 (Address of Principal Executive Offices)

(865) 379-5700 (Registrant’s Telephone Number, Including Area Code)

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instructions A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 30, 2005, Ruby Tuesday, Inc., a Georgia corporation (the “Registrant”), issued a press release announcing its preliminary diluted earnings and same-store sales results for the third quarter of fiscal year 2005. In addition, the Registrant announced like other companies in the restaurant and retail industries, it is further reviewing with its independent external auditors and its Audit Committee its accounting for rent holidays and landlord/tenant incentives. The Company’s review is based on the views expressed by the Office of the Chief Accountant of the Securities and Exchange Commission in a February 7, 2005 letter to the American Institute of Certified Public Accountants which came to light subsequent to the filing of the Company’s Form 10-Q for the quarter ended November 30, 2004. The full text of the Registrant’s press release is attached as Exhibit 99.

ITEM 7.01. REGULATION FD DISCLOSURE.

         The release also contains the Company’s business outlook for 2005 and 2006.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits.

EXHIBIT	DESCRIPTION
99.1	Press Release of Ruby Tuesday, Inc. issued on March 30, 2005.

      SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ruby Tuesday, Inc. (Registrant)
By: /s/ Marguerite N. Duffy Marguerite N. Duffy Senior Vice President and Chief Financial Officer

Date: March 30, 2005